Exhibit 99.1

2016 Annual Meeting of Stockholders May 4, 2016 The Charles Hotel Cambridge, Massachusetts Joseph J. Slotnik, Chairman of the Board

Agenda Welcoming Remarks Introductions Procedural Matters Relating to the Conduct of the Annual Meeting Presentation of the Three Proposals Before the Annual Meeting Opening of Polls and Balloting Closing of Polls Report of the Inspector of Elections Adjournment of Formal Portion of the Annual Meeting Annual Report of the Company General Question and Answer Period

Forward-Looking Statements Certain statements in this presentation that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, expectations as to growth in assets, deposits and results of operations, success of acquisitions, future operations, market position, financial position, and prospects, plans and objectives of management. You should not place undue reliance on the Company’s forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in interest rates; competitive pressures from other financial institutions; the effects of continued weakness in general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay our loans; changes in the value of securities in the Company’s investment portfolio, changes in loan default and charge-off rates, the adequacy of loan loss reserves, decreases in deposit levels necessitating increased borrowing to fund loans and investments; changes in government regulation, as well as the other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K, as updated by the Company’s Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Basis of Presentation GAAP The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the FASB in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Non-GAAP Financial Measures The Company uses certain non-GAAP financial measures, such as net earnings from operations, operating earnings per share, operating ROE, operating ROA, the allowance for loan and lease losses as a percentage of originated loans and leases, tangible stockholders’ equity, tangible book value per common share and tangible stockholders’ equity to tangible assets. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is included in the Company’s April 20, 2016 press release.

Financial Performance

Total Assets 2/28/2011: Acquired First Ipswich Bancorp $272m 1/1/2012: Acquired Bancorp Rhode Island $1.6b

Total Loans

Total Deposits

Net Income (after Minority Interests)

Earnings Per Share

Dividends Per Share 164% 50% We were paying out dividends equal to 164% of Earnings in 2009. Today it is 50%.

2015 Performance

Selected Financial Metrics $ in millions, except per share amounts 2015 2014 $ Change % Change Total Assets $6,042 $5,801 $241 4.2% Total Loans 4,996 4,823 173 3.6% Total Deposits 4,306 3,958 348 8.8% Net Income-BRKL $49.8 $43.3 $6.5 15.0% Earnings Per Share $0.71 $0.62 $0.09 14.5% Dividends Per Share $0.355 $0.340 $0.015 4.4%

Strong Loan Growth $196.6 million $86.7 million $120.5 million ($303.3) million $72.4 million $476.2 million $4.8 billion $4,500 $4,600 $4,700 $4,800 $4,900 $5,000 $5,100 $5,200 $5,300 $5,400 $5.0 billion

Consistent Deposit Growth $73.0 million $48.9 million $9.1 million $190.3 million $49.1 million $75.8 million $206.8 million $3,500 $3,600 $3,700 $3,800 $3,900 $4,000 $4,100 $4,200 $4,300 $4,400 $4.0 billion $4.3 billion

Selected Income Statement Items $ in thousands 2015 2014 $ Change % Change Net interest income $194,365 $189,068 $5,297 2.8% Provision for loan losses 7,451 8,477 (1,026) -12.1% Noninterest income 20,184 20,180 4 < 1% Noninterest expense 125,377 129,160 (3,783) -2.9% Net Income – BRKL $49,782 $43,288 $6,494 15.0%

Noninterest Income Growth $ in thousands 2015 2014 $ Change % Change Deposit fees $8,730 $8,692 $38 0.4% Loan fees 1,186 1,010 176 17.4% Loan level derivative income 3,397 946 2,451 259.1% Gain on sale-loans 2,208 1,651 557 33.7% Gain on sale-investments - 65 (65) -100.0% Other income 4,663 4,902 (239) -4.9% Subtotal 20,184 $17,266 $2,918 16.9% Gain on sale of premises - 1,502 (1,502) Litigation settlement - 1,412 (1,412) Total noninterest income $20,184 $20,180 $4 <1%

Pristine Asset Quality $ in thousands 2015 2014 $ Change % Change Non performing loans $19,333 $13,714 $5,619 41.0% As a % of total loans 0.39% 0.28% Net charge offs $4,343 $3,053 $1,290 42.3% As a % of average loans 0.09% 0.07% Reserve for loan losses $56,739 $53,659 $3,080 5.7% As a % of total loans 1.14% 1.11%

First Quarter 2016

First Quarter 2016 Highlights $ in millions, except per share amounts 1Q 2016 1Q 2015 $ Change % Change Total Assets $6,181 $5,755 $426 7.4% Total Loans 5,130 4,635 495 10.7% Total Deposits 4,393 4,115 278 6.8% Net Income-BRKL $12.8 $11.7 $1.1 9.4% Earnings Per Share $0.18 $0.17 $0.01 5.9% Dividends Per Share $0.090 $0.085 $0.005 5.9%

Loan Portfolio Quality

Commercial Emphasis CRE 38% CRE 44% C&I 15% C&I 37% Resi & HE 20% Resi & HE 19% Auto 27% Commercial 53% Commercial 81% Consumer 47% Consumer 19% Dec 2008 $2.2B March 2016 $5.1B Dec 2008 $2.2B March 2016 $5.1B

Investments & Acquisitions Eastern Funding 1999 & 2006 First Ipswich Bank 2011 Bank Rhode Island 2012 Specialty Vehicle 2012 Sale of Auto Loans 2015

Commercial Real Estate $2,256 Million Diversified in Type Local Low Construction Exposure

CRE Characteristics Conservatively Underwritten Significant Equity Strong Capacity to Pay

Commercial & Industrial $1,903 Million Diversified by Size and Industry Primarily Secured with Recourse

Equipment Finance $752 Million Leading Positions in Respective Fields Deep Knowledge of Industries, Collateral, and Customers Stability through Business Cycles

Consumer Loans $961 Million Local Conservatively Underwritten Strong Credit Profiles Moderate Equity Line Usage

Loan Portfolio Conclusion Well-Diversified Portfolios Protective Underwriting Low Levels of Problem Assets Strong Reserve Positions

Brookline Bancorp Summary Fortress Balance Sheet Strong capital position Exceptional asset quality Ongoing enhancement of funding base Steady, High Quality Growth while Controlling Costs Brookline Bancorp is the Premier Commercial Bank Serving the Metro Boston and Providence Markets with Leading National Equipment Financing Units

Questions & Answers